UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2014

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Transgenomic, Inc. (the “Company”) entered into an Unsecured Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”), dated December 31, 2014, with an accredited investor (the “Investor”) pursuant to which the Company agreed to issue and sell to the Investor in a private placement (the “Private Placement”) an unsecured convertible promissory note (the “Note”). The Company issued the Note in the aggregate principal amount of $750,000 to the Investor on December 31, 2014. The Note accrues interest at a rate of 6% per year and matures on December 31, 2016. Under the Note, the outstanding principal and unpaid interest accrued under the Note is convertible into shares of common stock of the Company (the “Common Stock”) as follows: (i) commencing upon the date of issuance of the Note (but no earlier than January 1, 2015), the Investor is entitled to convert, on a one-time basis, up to 50% of the outstanding principal and unpaid interest accrued under the Note, into shares of Common Stock at a conversion price equal to the lesser of (a) the average closing price of the Common Stock on the principal securities exchange or securities market on which the Common Stock is then traded (the “Market”) for the 20 consecutive trading days immediately preceding the date of conversion, and (b) $2.20 (subject to adjustment for stock splits, stock dividends, other distributions, recapitalizations and the like); and (ii) commencing February 15, 2015, the Investor is entitled to convert, on a one-time basis, any or all of the remaining outstanding principal and unpaid interest accrued under the Note, into shares of Common Stock at a conversion price equal to 85% of the average closing price of the Common Stock on the Market for the 15 consecutive trading days immediately preceding the date of conversion.

Pursuant to the terms of the Purchase Agreement, the Company is obligated to use its best efforts to file with the Securities and Exchange Commission (the “SEC”) by January 31, 2016 a registration statement to register for resale all of the shares of Common Stock issued on or prior to November 30, 2015 pursuant to the conversion of any portion of the Note (the “Initial Registration Statement”) and to use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC by March 31, 2016. In addition, the Company is obligated to use its best efforts to file with the SEC by January 31, 2017 an additional registration statement to register for resale all of the shares of Common Stock issued pursuant to the conversion of any portion of the Note that have not previously been registered for resale (the “Additional Registration Statement”) and to use its commercially reasonable efforts to have the Additional Registration Statement declared effective by the SEC by March 31, 2017. Under the Purchase Agreement, the Company may be required to effect one or more other registrations to register for resale the shares of Common Stock issued or issuable under the Note (collectively, the “Shares”) in connection with certain “piggy-back” registration rights granted to the Investor. The Company will be required to pay $1,000 in liquidated damages to the Investor for each day the Company fails to meet an Initial Registration Statement or Additional Registration Statement filing or effectiveness deadline.

The foregoing descriptions of the Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the form of Note, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement and the Note were made solely for the benefit of the parties to the Purchase Agreement and the Note and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement and the form of Note are incorporated herein by reference only to provide the Company’s investors with information regarding the terms of the Purchase Agreement and the Note and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Private Placement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, on December 31, 2014 the Company sold the Note in the aggregate principal amount of $750,000 to an “accredited investor,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”), and in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Investor represented to the Company that it was acquiring the Note, and would acquire the underlying Shares, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Note and the Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

The Purchase Agreement and the form of Note are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Unsecured Convertible Promissory Note Purchase Agreement, dated as of December 31, 2014, by and between Transgenomic, Inc. and the Investor.

10.2	Form of Unsecured Convertible Promissory Note issued by Transgenomic, Inc. to the Investor pursuant to the Unsecured Convertible Promissory Note Purchase Agreement, dated as of December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

By:	/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer

Date: January 7, 2015

Exhibit Index

Exhibit Number	Description

10.1	Unsecured Convertible Promissory Note Purchase Agreement, dated as of December 31, 2014, by and between Transgenomic, Inc. and the Investor.

10.2	Form of Unsecured Convertible Promissory Note issued by Transgenomic, Inc. to the Investor pursuant to the Unsecured Convertible Promissory Note Purchase Agreement, dated as of December 31, 2014.